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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2001


                             WALL STREET DELI, INC.
             (Exact name of registrant as specified in its Charter)




    DELAWARE                    0-11271                      63-0514240
(State of Incorporation)   (Commission File Number)     (IRS Employer I.D. No.)




                        One Independence Plaza, Suite 100
                            Birmingham, Alabama 35209
                    (Address of principal executive offices)


                                 (205) 870-0020
                         (Registrant's telephone number)


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         ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On October 1, 2001, the Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Alabama. The filing is intended to allow Registrant to remain in possession of its assets and properties, and Registrant's existing directors and officers will continue to oversee operation of the Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

         A copy of Registrant's press release dated October 2, 2001 announcing the filing is attached as Exhibit 99.1 and incorporated herein by reference.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1              Press Release dated October 2, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 3, 2001             /s/   Jeffrey V. Kaufman
                                   ---------------------------------------------
                                   JEFFREY V. KAUFMAN
                                   Chief Executive Officer